UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): June 15, 2021

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share	DRRX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amended 8-K”) is being filed as an amendment to the Current Report on Form 8-K filed by DURECT Corporation (the “Company”) on June 16, 2021 (the “Original 8-K”). The Original 8-K was filed, among other things, to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) held online via live audio webcast on June 15, 2021. This Amended 8-K amends the Original 8-K solely to amend the Charter Amendment (as defined below) and the previously reported results with respect to Proposal No. 2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Correction (the “Certificate of Correction”) to void the previously filed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 350,000,000 to 600,000,000 (the “Charter Amendment”).

The foregoing description of the Certificate of Correction is qualified in its entirety by the full text of the Certificate of Correction, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were 179,024,601 shares represented to vote either in person or by proxy, or 78.7% of the outstanding shares, which represented a quorum.  The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors

Mohammad Azab, James E. Brown and Gail M. Farfel were elected as Class III directors for a term of three years.  The voting for each director was as follows:

	For	Withheld	Broker Non-Votes
Mohammad Azab	121,181,545	3,115,264	54,727,792
James E. Brown	118,079,208	6,217,601	54,727,792
Gail M. Farfel	117,513,242	6,783,567	54,727,792

Proposal 2*: An amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 350,000,000 to 600,000,000

The amendment to our Certificate of Incorporation was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
99,089,843	24,197,183	1,009,783	54,727,792

Proposal 3: Say on Pay – An advisory vote on the approval of executive compensation

The Company’s compensation of the Company’s Named Executive Officers was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Votes
109,373,675	8,817,556	6,105,578	54,727,792

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
177,553,401	975,939	495,261	--

* In the Original 8-K, the voting results of Proposal No. 2, reflected a tabulation report that treated the proposal as “routine,” while the Company’s proxy materials for the Annual Meeting described the proposal as “non-routine.”  When tabulated as a non-routine matter, Proposal No. 2 was not approved by stockholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

ExhibitDescription

3.1	Certificate of Correction to the Charter Amendment, filed on June 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 25, 2021	By:	/s/ James E. Brown
James E. Brown President and Chief Executive Officer

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